UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2023

CLEARBRIDGE

VARIABLE AGGRESSIVE GROWTH PORTFOLIO

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your insurance company or your financial intermediary (such as a broker-dealer or bank).

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Variable Aggressive Growth Portfolio for the twelve-month reporting period ended December 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2024

II	ClearBridge Variable Aggressive Growth Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks of companies that we believe are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Indexi. The Portfolio may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium capitalization companies, a significant portion of the Portfolio’s assets may be invested in the securities of such companies. The Portfolio may invest up to 25% of its net assets (at the time of investment) in equity securities of foreign issuers.

We emphasize individual security selection while diversifying the Portfolio’s investments across industries, which may help to reduce risk. We focus primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the Portfolio acquires their stocks.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Equities delivered positive returns during the twelve-month reporting period ended December 31, 2023, with the broad market S&P 500 Index advancing 26.29%. The benchmark Russell 3000 Growth Indexii surged 41.21%, outperforming the Russell 3000 Value Indexiii (+11.66%) by over 2,900 basis points. Resilient corporate earnings among mega cap growth stocks and investor enthusiasm about the potential for artificial intelligence (“AI”) led to outsized returns by the information technology (“IT”) (+63.96%) and communication services (+63.80%) sectors. The lagged effects of interest rate hikes by the Federal Reserve Board (the “Fed”) to tame inflation drove 10-year U.S. Treasury yields as high as 5% during the fourth quarter before finishing at 3.88% weighed on income-oriented sectors such as utilities (+0.48%) and consumer staples (+3.40%). The health care sector (+12.60%) was also out of favor due to rising health care system costs from increased utilization post-pandemic and fears that GLP-1 medications for diabetes and obesity could negatively impact other therapeutic areas.

Initial signs of progress in the Fed’s efforts to tame generationally high inflation supported equities in the first quarter of 2023, with strong performance among defensive and cyclical1 stocks. Stocks rose in the second quarter of 2023 as investors took cooling inflation to mean the Fed’s tightening cycle was nearing its conclusion. Simultaneously, enthusiasm grew over the potential applications and benefits of AI. The result was positive overall market performance with gains particularly concentrated in a handful of mega cap companies in the IT, consumer discretionary and communication services sectors.

[1]	Cyclical consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.

ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report	1

Portfolio overview (cont’d)

Market leadership began to broaden during the third quarter of 2023 as better-than-expected corporate earnings and cooling inflation created a growing chorus for a soft landing for the economy. This helped provide a bid to smaller and more economically sensitive stocks on the hopes that the Fed would reach its rate hike zenith, or even reduce rates, before the end of the year. However, as the quarter wore on, stubborn inflationary data, continued economic resiliency and surging U.S. Treasury yields pushed out rate cut expectations further into the future.

In the fourth quarter of 2023, signs of cooling inflation, a slowing labor market and favorable U.S. Treasury auction volumes caused bond yields to plummet, providing a strong bid to equities across the market with growth resuming its leadership position. Indications from the Fed in December that its tightening cycle was over and that rate cuts were likely in the first half of 2024 added further fuel to the rally.

Q. How did we respond to these changing market conditions?

A. The Portfolio produced solid gains for the reporting period but meaningfully underperformed the Portfolio’s benchmark index in one of the narrowest markets in decades. We attribute these results to the Portfolio’s focus on delivering performance from growth companies in the $10 billion to $100 billion market cap range rather than the mega-caps that dominated for the period.

While disappointed with the Portfolio’s results on a relative basis, they did not deter from our mission of continuing to improve the balance and growth profile of the Portfolio. This activity has involved increasing exposure to areas of the market where the portfolio has traditionally been underweight, including the consumer discretionary and industrials sectors, as well as diversifying the Portfolio’s exposure in the communication services sector beyond our long-term holdings in traditional media.

Top heavy leadership during the period overshadowed weakness across much of the equity market, enabling us to take advantage of attractive entry points to establish positions in TJX and Starbucks. TJX is the leading off-price apparel and home furnishings retailer known for its TJ Maxx, Marshalls and HomeGoods brands, with 4,800 global locations. We see TJX as a differentiated retailer offering shoppers a combination of value and convenience with continued share gain opportunity against large addressable U.S. markets for apparel and home decor. Starbucks is the leading provider of specialty coffee beverages, operating close to 19,000 global stores primarily in North America, China and Japan. We view Starbucks as a quality compounder with strong free cash flow, operating in a segment and in dayparts that are very much routine-based and habitual, balancing the business’s exposure to discretionary spending.

We consolidated our bets in media by exiting AMC Networks, a name where we have a less optimistic outlooks for growth, and adding to existing holding Liberty Media Formula One, which along with the former World Wrestling Entertainment, which merged with UFC to form a new stock, TKO Group, should both benefit from structural growth in media rights,

2	ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report

sponsorship and event-related revenue. The addition of Pinterest, a social media platform for visual discovery which allows users to find ideas and inspiration, also acts to diversify our entertainment media exposure.

While the Portfolio has limited mega-cap exposure, which has been a recent headwind to relative performance, we own several companies that stand to benefit from the explosive growth in generative AI. These holdings play key roles in building out the necessary infrastructure and helping customers leverage capabilities enabled by this emerging technology. New addition Accenture, a business and IT services consultant, will be instrumental in helping enterprises reinvent and modernize their IT architecture for AI. The company recently announced a $3 billion investment, which includes doubling their data and AI workforce to 80,000 to address this growing opportunity. Meanwhile, the new purchase ServiceNow, a leader in workflow software for IT services and related enterprise functions, should also benefit from AI and IT spending trends focused on efficiency.

We also added to an existing positions in Snowflake that is indexed to AI. Snowflake, a cloud-based data platform company, is well positioned to help enterprises better leverage their own data to get the most out of AI models. Though it is still early days in terms of adoption, Snowflake has seen workloads for data science, machine learning, and AI use cases grow robustly.

Our goal as portfolio managers is to outperform the market over a full three-to-five-year cycle that includes both risk-on environments and episodes of distress. While 2023 has thus far been characterized as risk-on, we know from experience that volatility will return and that strong cash flow generation and market leadership positions we seek in our growth holdings will once again matter. During such turbulent periods, we feel that good companies get better and emerge stronger both competitively and financially.

We continue to de-risk a robust pipeline of investment ideas, waiting for volatility to work in our favor to both create attractive entry points into new growth names and opportunity to further scale newer positions. The portfolio remains balanced across our pyramid of growth with contributions of higher-growth disruptors such as HubSpot and Airbnb and improving growth companies like Johnson Controls International complemented by a foundation of durable compounders centered among longtime holdings Broadcom, Comcast and Vertex Pharmaceuticals.

Performance review

For the twelve months ended December 31, 2023, Class I shares of ClearBridge Variable Aggressive Growth Portfolio2 returned 24.43%. The Portfolio’s unmanaged benchmark, the Russell 3000 Growth Index, returned 41.21% for the same period.

[2]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report	3

Portfolio overview (cont’d)

Performance Snapshot as of December 31, 2023 (unaudited)
	6 months	12 months
ClearBridge Variable Aggressive Growth Portfolio:
Class I	10.25%	24.43%
Class II	10.14%	24.13%
Russell 3000 Growth Index	10.28%	41.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2023, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.82% and 1.07%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Portfolio’s positions in six of eight sectors in which it was invested (out of eleven sectors in total) contributed positively to performance for the period, led by the IT and communication services sectors.

Relative to the benchmark, overall sector allocation contributed to performance. In particular, underweight allocations to the consumer staples and financials sectors and an overweight to the communication services sector were the primary drivers of returns.

In terms of individual Portfolio holdings, leading contributors to performance for the period included positions in Broadcom, CrowdStrike Holdings and HubSpot in the IT sector, Vertex Pharmaceuticals in the health care sector and Comcast in the communication services sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Portfolio’s overall stock selection had a negative impact on performance. In particular, stock selection in the communication services, IT, industrials, consumer discretionary and health care sectors and an overweight to the health care sector hurt performance.

4	ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report

In terms of individual Portfolio holdings, leading detractors from performance for the reporting period included positions in Wolfspeed in the IT sector, Etsy in the consumer discretionary sector, Insulet in the health care sector, Diageo in the consumer staples sector and Johnson Controls International in the industrials sector.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. Over the course of the period, we established eleven new positions that remained in the Portfolio at period end. The Portfolio’s largest purchases were Accenture and ServiceNow in the IT sector, Pinterest in the communication services sector, TJX in the consumer discretionary sector and Cintas in the industrials sector.

In an effort to concentrate the Portfolio in our highest conviction ideas with the best long-term growth profiles, we also closed seven positions. The largest sales included Liberty Sirius XM, Sphere Entertainment and Liberty Broadband in the communication services sector, Guardant Health in the health care sector and Lyft in the industrials sector.

Thank you for your investment in the ClearBridge Variable Aggressive Growth Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Aram Green

Portfolio Manager

ClearBridge Investments, LLC

Evan Bauman

Portfolio Manager

ClearBridge Investments, LLC

January 17, 2024

RISKS: Equity securities are subject to price and market fluctuations. The Portfolio may invest a significant portion of its assets in small-and mid-cap companies, which may be more volatile than investments in large-cap companies. The Portfolio may focus its investments in certain companies, industries or market sectors, increasing its vulnerability to market volatility. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in social, political and economic conditions, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable

ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report	5

Portfolio overview (cont’d)

than those of more developed countries. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of December 31, 2023 were: Broadcom Inc. (8.3%), Vertex Pharmaceuticals Inc. (7.6%), UnitedHealth Group Inc. (6.7%), CrowdStrike Holdings Inc. (5.8%), Autodesk Inc. (5.5%), TE Connectivity Ltd. (5.1%), HubSpot Inc. (4.2%), Comcast Corp. (4.0%), L3Harris Technologies Inc. (3.4%) and Johnson Controls International PLC (3.0%). Please refer to pages 12 through 14 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2023 were: information technology (41.3%), health care (25.3%), communication services (12.7%), industrials (8.3%) and consumer discretionary (6.2%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

6	ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2023 and December 31, 2022. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2023 and held for the six months ended December 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	10.25%	$1,000.00	$1,102.50	0.85%	$4.50	Class I	5.00%	$1,000.00	$1,020.92	0.85%	$4.33
Class II	10.14	1,000.00	1,101.40	1.10	5.83	Class II	5.00	1,000.00	1,019.66	1.10	5.60

8	ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report

[1]	For the six months ended December 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report	9

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/23	24.43%	24.13%
Five Years Ended 12/31/23	8.31	8.05
Ten Years Ended 12/31/23	6.64	6.38

Cumulative total returns[1]
Class I (12/31/13 through 12/31/23)	90.22%
Class II (12/31/13 through 12/31/23)	85.63

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

10	ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report

Historical performance

Value of $10,000 invested in

Class I Shares of ClearBridge Variable Aggressive Growth Portfolio vs. Russell 3000 Growth Index† — December 2013 - December 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of ClearBridge Variable Aggressive Growth Portfolio on December 31, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2023. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Growth Index. The Russell 3000 Growth Index (the “Index”) measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report	11

Schedule of investments

December 31, 2023

ClearBridge Variable Aggressive Growth Portfolio

(Percentages shown based on Portfolio net assets)

Security	Shares	Value
Common Stocks — 98.7%
Communication Services — 12.7%
Diversified Telecommunication Services — 0.0%††
GCI Liberty Inc., Class A Shares (Escrow)	66,642	$0	(a)(b)(c)
Entertainment — 5.0%
Liberty Media Corp.-Liberty Formula One, Class C Shares	29,456	1,859,557	*
Madison Square Garden Entertainment Corp.	32,871	1,044,969	*
Madison Square Garden Sports Corp.	23,864	4,339,191	*
TKO Group Holdings Inc.	14,601	1,191,150
Warner Bros. Discovery Inc.	74,688	849,950	*
Total Entertainment		9,284,817
Interactive Media & Services — 3.7%
Match Group Inc.	7,744	282,656	*
Meta Platforms Inc., Class A Shares	8,534	3,020,694	*
Pinterest Inc., Class A Shares	96,268	3,565,767	*
Total Interactive Media & Services		6,869,117
Media — 4.0%
Comcast Corp., Class A Shares	167,592	7,348,909
Total Communication Services		23,502,843
Consumer Discretionary — 6.2%
Broadline Retail — 1.4%
Etsy Inc.	32,182	2,608,351	*
Hotels, Restaurants & Leisure — 3.0%
Airbnb Inc., Class A Shares	26,000	3,539,640	*
Starbucks Corp.	21,100	2,025,811
Total Hotels, Restaurants & Leisure		5,565,451
Specialty Retail — 1.8%
TJX Cos. Inc.	34,200	3,208,302
Total Consumer Discretionary		11,382,104
Consumer Staples — 1.4%
Beverages — 1.4%
Diageo PLC, ADR	17,686	2,576,143
Financials — 1.7%
Capital Markets — 1.7%
Cohen & Steers Inc.	41,106	3,112,957
Health Care — 25.3%
Biotechnology — 14.7%
AbbVie Inc.	24,595	3,811,487
Biogen Inc.	18,778	4,859,183	*
Ionis Pharmaceuticals Inc.	58,098	2,939,178	*

See Notes to Financial Statements.

12	ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report

ClearBridge Variable Aggressive Growth Portfolio

(Percentages shown based on Portfolio net assets)

Security	Shares	Value
Biotechnology — continued
Ultragenyx Pharmaceutical Inc.	34,333	$1,641,804	*
Vertex Pharmaceuticals Inc.	34,368	13,983,996	*
Total Biotechnology		27,235,648
Health Care Equipment & Supplies — 1.3%
Insulet Corp.	11,171	2,423,883	*
Health Care Providers & Services — 6.7%
UnitedHealth Group Inc.	23,512	12,378,363
Health Care Technology — 0.7%
Doximity Inc., Class A Shares	44,989	1,261,491	*
Life Sciences Tools & Services — 1.9%
Charles River Laboratories International Inc.	14,712	3,477,917	*
Total Health Care		46,777,302
Industrials — 8.3%
Aerospace & Defense — 3.4%
L3Harris Technologies Inc.	29,939	6,305,752
Building Products — 3.0%
Johnson Controls International PLC	94,862	5,467,846
Commercial Services & Supplies — 1.2%
Cintas Corp.	3,600	2,169,576
Professional Services — 0.4%
Paylocity Holding Corp.	4,600	758,310	*
Trading Companies & Distributors — 0.3%
W.W. Grainger Inc.	700	580,083
Total Industrials		15,281,567
Information Technology — 41.3%
Electronic Equipment, Instruments & Components — 5.1%
TE Connectivity Ltd.	67,172	9,437,666
IT Services — 4.8%
Accenture PLC, Class A Shares	10,746	3,770,879
MongoDB Inc.	2,700	1,103,895	*
Snowflake Inc., Class A Shares	19,461	3,872,739	*
Total IT Services		8,747,513
Semiconductors & Semiconductor Equipment — 10.6%
Broadcom Inc.	13,750	15,348,438
Wolfspeed Inc.	95,126	4,138,932	*
Total Semiconductors & Semiconductor Equipment		19,487,370
Software — 18.7%
Autodesk Inc.	41,580	10,123,898	*
CrowdStrike Holdings Inc., Class A Shares	41,575	10,614,929	*
DocuSign Inc.	31,416	1,867,681	*

See Notes to Financial Statements.

ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report	13

Schedule of investments (cont’d)

December 31, 2023

ClearBridge Variable Aggressive Growth Portfolio

(Percentages shown based on Portfolio net assets)

Security		Shares	Value
Software — continued
Dolby Laboratories Inc., Class A Shares		10,251	$883,431
HubSpot Inc.		13,411	7,785,622	*
ServiceNow Inc.		4,600	3,249,854	*
Total Software			34,525,415
Technology Hardware, Storage & Peripherals — 2.1%
Seagate Technology Holdings PLC		32,025	2,733,974
Western Digital Corp.		23,004	1,204,720	*
Total Technology Hardware, Storage & Peripherals			3,938,694
Total Information Technology			76,136,658
Materials — 1.8%
Metals & Mining — 1.8%
Freeport-McMoRan Inc.		78,896	3,358,603
Total Investments before Short-Term Investments (Cost — $93,621,032)			182,128,177

	Rate
Short-Term Investments — 1.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	5.197%	1,241,009	1,241,009	(d)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	5.279%	1,241,010	1,241,010	(d)(e)
Total Short-Term Investments (Cost — $2,482,019)			2,482,019
Total Investments — 100.1% (Cost — $96,103,051)			184,610,196
Liabilities in Excess of Other Assets — (0.1)%			(161,875)
Total Net Assets — 100.0%			$184,448,321

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

(c)	Value is less than $1.

(d)	Rate shown is one-day yield as of the end of the reporting period.

(e)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Portfolio ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Portfolio. At December 31, 2023, the total market value of investments in Affiliated Companies was $1,241,010 and the cost was $1,241,010 (Note 8).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

14	ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report

Statement of assets and liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $94,862,041)	$183,369,186
Investments in affiliated securities, at value (Cost — $1,241,010)	1,241,010
Dividends receivable from unaffiliated investments	62,731
Dividends receivable from affiliated investments	5,297
Receivable for Portfolio shares sold	1,827
Prepaid expenses	768
Total Assets	184,680,819

Liabilities:
Investment management fee payable	113,559
Audit and tax fees payable	29,995
Fund accounting fees payable	27,830
Payable for Portfolio shares repurchased	19,391
Service and/or distribution fees payable	17,534
Trustees’ fees payable	3,455
Accrued expenses	20,734
Total Liabilities	232,498
Total Net Assets	$184,448,321

Net Assets:
Par value (Note 7)	$109
Paid-in capital in excess of par value	93,462,882
Total distributable earnings (loss)	90,985,330
Total Net Assets	$184,448,321

Net Assets:
Class I	$98,960,014
Class II	$85,488,307

Shares Outstanding:
Class I	5,779,335
Class II	5,163,573

Net Asset Value:
Class I	$17.12
Class II	$16.56

See Notes to Financial Statements.

ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report	15

Statement of operations

For the Year Ended December 31, 2023

Investment Income:
Dividends from unaffiliated investments	$1,966,723
Dividends from affiliated investments	55,126
Total Investment Income	2,021,849

Expenses:
Investment management fee (Note 2)	1,264,681
Service and/or distribution fees (Notes 2 and 5)	194,599
Fund accounting fees	66,965
Legal fees	31,843
Audit and tax fees	29,995
Shareholder reports	18,304
Trustees’ fees	12,217
Transfer agent fees (Notes 2 and 5)	2,970
Commitment fees (Note 9)	1,389
Insurance	1,265
Custody fees	439
Interest expense	28
Miscellaneous expenses	3,948
Total Expenses	1,628,643
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(914)
Net Expenses	1,627,729
Net Investment Income	394,120

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Unaffiliated Investment Transactions	12,657,157
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	24,094,111
Net Gain on Investments	36,751,268
Increase in Net Assets From Operations	$37,145,388

See Notes to Financial Statements.

16	ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2023	2022

Operations:
Net investment income	$394,120	$405,779
Net realized gain	12,657,157	24,563,087
Change in net unrealized appreciation (depreciation)	24,094,111	(96,817,598)
Increase (Decrease) in Net Assets From Operations	37,145,388	(71,848,732)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(17,801,196)	(24,338,156)
Decrease in Net Assets From Distributions to Shareholders	(17,801,196)	(24,338,156)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	9,213,478	17,331,043
Reinvestment of distributions	17,801,196	24,338,156
Cost of shares repurchased	(21,739,104)	(73,009,076)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	5,275,570	(31,339,877)
Increase (Decrease) in Net Assets	24,619,762	(127,526,765)

Net Assets:
Beginning of year	159,828,559	287,355,324
End of year	$184,448,321	$159,828,559

See Notes to Financial Statements.

ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$15.28	$24.07	$30.04	$28.10	$23.09

Income (loss) from operations:
Net investment income	0.06	0.06	0.04	0.23	0.20
Net realized and unrealized gain (loss)	3.52	(6.38)	2.88	4.66	5.56
Total income (loss) from operations	3.58	(6.32)	2.92	4.89	5.76

Less distributions from:
Net investment income	(0.05)	(0.09)	(0.05)	(0.23)	(0.26)
Net realized gains	(1.69)	(2.38)	(8.84)	(2.72)	(0.49)
Total distributions	(1.74)	(2.47)	(8.89)	(2.95)	(0.75)

Net asset value, end of year	$17.12	$15.28	$24.07	$30.04	$28.10
Total return[2]	24.43%	(26.42)%	10.30%	18.02%	25.07%

Net assets, end of year (000s)	$98,960	$86,441	$123,139	$663,125	$639,452

Ratios to average net assets:
Gross expenses	0.85%	0.80%	0.80%	0.80%	0.79%
Net expenses[3,4]	0.85	0.80	0.80	0.79	0.79
Net investment income	0.35	0.33	0.12	0.83	0.78

Portfolio turnover rate	12%	15%	17%[5]	11%	3%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

18	ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$14.83	$23.39	$29.49	$27.64	$22.73

Income (loss) from operations:
Net investment income (loss)	0.02	0.01	(0.06)	0.16	0.14
Net realized and unrealized gain (loss)	3.41	(6.19)	2.85	4.57	5.46
Total income (loss) from operations	3.43	(6.18)	2.79	4.73	5.60

Less distributions from:
Net investment income	(0.01)	—	(0.05)	(0.16)	(0.20)
Net realized gains	(1.69)	(2.38)	(8.84)	(2.72)	(0.49)
Total distributions	(1.70)	(2.38)	(8.89)	(2.88)	(0.69)

Net asset value, end of year	$16.56	$14.83	$23.39	$29.49	$27.64
Total return[2]	24.13%	(26.59)%	10.04%	17.73%	24.75%

Net assets, end of year (000s)	$85,488	$73,388	$164,216	$226,166	$204,384

Ratios to average net assets:
Gross expenses	1.10%	1.05%	1.08%	1.05%	1.04%
Net expenses[3,4]	1.10	1.05	1.08	1.05	1.04
Net investment income (loss)	0.10	0.06	(0.19)	0.59	0.54

Portfolio turnover rate	12%	15%	17%[5]	11%	3%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Variable Aggressive Growth Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Portfolio follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset

20	ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report

value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Portfolio’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Portfolio’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Portfolio’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report	21

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Common Stocks:
Communication Services	$23,502,843	—	$0	*	$23,502,843
Other Common Stocks	158,625,334	—	—		158,625,334
Total Long-Term Investments	182,128,177	—	0	*	182,128,177
Short-Term Investments†	2,482,019	—	—		2,482,019
Total Investments	$184,610,196	—	$0	*	$184,610,196

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to

22	ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report

the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2023, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Portfolio had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) is the Portfolio’s investment

ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report	23

Notes to financial statements (cont’d)

manager and ClearBridge Investments, LLC (“ClearBridge”) is the Portfolio’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Portfolio’s cash and short-term instruments allocated to it. FTFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

FTFA provides administrative and certain oversight services to the Portfolio. FTFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of the portion of the Portfolio’s cash and short-term instruments allocated to Western Asset. For its services, FTFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Portfolio. For Western Asset’s services to the Portfolio, FTFA pays Western Asset monthly 0.02% of the portion of the Portfolio’s average daily net assets that are allocated to Western Asset by FTFA.

As a result of expense limitation arrangements between the Portfolio and FTFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.90% and 1.15%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2023, fees waived and/or expenses reimbursed amounted to $914, all of which was an affiliated money market fund waiver.

FTFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will FTFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

24	ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Portfolio’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Portfolio’s shareholder servicing agent and acts as the Portfolio’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Each class of shares of the Portfolio pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Investor Services charges account-based fees based on the number of individual shareholder accounts, as well as a fixed percentage fee based on the total account-based fees charged. In addition, each class reimburses Investor Services for out of pocket expenses incurred. For the year ended December 31, 2023, the Portfolio incurred transfer agent fees as reported on the Statement of Operations, of which $1,887 was earned by Investor Services.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$20,793,034
Sales	33,225,186

At December 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$96,806,308	$101,548,240	$(13,744,352)	$87,803,888

4. Derivative instruments and hedging activities

During the year ended December 31, 2023, the Portfolio did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report	25

Notes to financial statements (cont’d)

For the year ended December 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$1,680
Class II	$194,599	1,290
Total	$194,599	$2,970

For the year ended December 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$492
Class II	422
Total	$914

6. Distributions to shareholders by class

	Year Ended December 31, 2023	Year Ended December 31, 2022
Net Investment Income:
Class I	$274,284	$450,007
Class II	50,727	—
Total	$325,011	$450,007

Net Realized Gains:
Class I	$9,271,708	$12,059,509
Class II	8,204,477	11,828,640
Total	$17,476,185	$23,888,149

7. Shares of beneficial interest

At December 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I
Shares sold	163,478	$2,602,139	252,295	$4,862,244
Shares issued on reinvestment	591,247	9,545,992	784,746	12,509,516
Shares repurchased	(631,415)	(10,270,179)	(496,301)	(9,363,091)
Net increase	123,310	$1,877,952	540,740	$8,008,669

26	ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class II
Shares sold	418,346	$6,611,339	683,720	$12,468,799
Shares issued on reinvestment	528,374	8,255,204	762,080	11,828,640
Shares repurchased	(732,371)	(11,468,925)	(3,517,073)	(63,645,985)
Net increase (decrease)	214,349	$3,397,618	(2,071,273)	$(39,348,546)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Portfolio. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2023. The following transactions were effected in such company for the year ended December 31, 2023.

	Affiliate Value at December 31, 2022	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$400,328	$9,189,296	9,189,296	$8,348,614	8,348,614

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2023
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$55,126	—	$1,241,010

9. Redemption facility

The Portfolio, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on January 31, 2025.

Under the terms of the Global Credit Facility, the Portfolio shall, in addition to interest charged on any borrowings made by the Portfolio and other costs incurred by the Portfolio, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net

ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report	27

Notes to financial statements (cont’d)

assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Portfolio did not utilize the Global Credit Facility during the year ended December 31, 2023.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$389,535	$725,411
Net long-term capital gains	17,411,661	23,612,745
Total distributions paid	$17,801,196	$24,338,156

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$146,428
Undistributed long-term capital gains — net	3,076,542
Total undistributed earnings	$3,222,970
Other book/tax temporary differences(a)	(41,528)
Unrealized appreciation (depreciation)(b)	87,803,888
Total distributable earnings (loss) — net	$90,985,330

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Recent accounting pronouncement

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

12. Subsequent events

Effective May 1, 2024, the Portfolio will be renamed ClearBridge Variable Growth Portfolio. There is no change to the Portfolio’s investment objective, principal investment strategies or investment policies as a result of the name change.

28	ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report

In addition, effective May 1, 2024, the Russell Midcap Growth Index is replacing the Russell 3000 Growth Index as the Portfolio’s benchmark. The Portfolio’s subadviser believes the Russell Midcap Growth Index will provide a better representation of the universe of securities in which the Portfolio invests.

ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report	29

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Equity Trust and Shareholders of ClearBridge Variable Aggressive Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Variable Aggressive Growth Portfolio (one of the portfolios constituting Legg Mason Partners Variable Equity Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 13, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

30	ClearBridge Variable Aggressive Growth Portfolio 2023 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Variable Aggressive Growth Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 877-6LM-FUND/656-3863.

Independent Trustees†

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

ClearBridge Variable Aggressive Growth Portfolio	31

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director of HSBC Corporate Money Funds Limited, HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

32	ClearBridge Variable Aggressive Growth Portfolio

Independent Trustees† (cont’d)

G. Peter O’Brien**

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 55 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Number of funds in fund complex overseen by Trustee	123
Other board memberships held by Trustee during the past five years	None

ClearBridge Variable Aggressive Growth Portfolio	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

34	ClearBridge Variable Aggressive Growth Portfolio

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

*	Effective February 7, 2024, Ms. Duersten retired from the Board.

**	Effective February 7, 2024, Mr. O’Brien became Chair of the Board.

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

ClearBridge Variable Aggressive Growth Portfolio	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

36	ClearBridge Variable Aggressive Growth Portfolio

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Portfolio is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Portfolio hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2023:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends Distributed	§	852(b)(3)(C)	$17,411,662
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$1,350,877

ClearBridge Variable Aggressive Growth Portfolio	37

ClearBridge

Variable Aggressive Growth Portfolio

Trustees

Andrew L. Breech

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien*

Chair

Thomas F. Schlafly Jane Trust

*	Effective February 7, 2024, Mr. O’Brien became Chair of the Board.

Investment manager

Franklin Templeton Fund Adviser, LLC**

Subadviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

**	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Variable Aggressive Growth Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

ClearBridge Variable Aggressive Growth Portfolio

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 877-6LM-FUND/656-3863.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Variable Aggressive Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FDXX010541 2/24 SR24-4816

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2022 and December 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $349,206 in December 31, 2022 and $349,206 in December 31, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2022 and $0 in December 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $149,250 in December 31, 2022 and $149,250 in December 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Equity Trust., were $0 in December 31, 2022 and $0 in December 31, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $785,604 in December 31, 2022 and $799,106 in December 31, 2023.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Andrew L. Breech

Althea L. Duersten*

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

* Effective February 7, 2024, Ms. Duersten retired from the Board.

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 20, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 20, 2024